Exhibit 99.1

FIRST AMENDMENT TO

FINANCING AND SECURITY AGREEMENT

THIS FIRST AMENDMENT TO FINANCING AND SECURITY AGREEMENT (this “Agreement”) is made as of May 25, 2007 TVI CORPORATION, a Maryland corporation (“TVI”), CAPA MANUFACTURING CORP., a Maryland corporation (“Capa”), SAFETY TECH INTERNATIONAL, INC., a Maryland corporation (“Safety Tech”), and SIGNATURE SPECIAL EVENT SERVICES, INC. (formerly named “TVI Holdings One, Inc.”) (“Signature TVI”) jointly and severally (each of TVI, Capa, Safety Tech, and Signature TVI, a “Borrower”; TVI, Capa, Safety Tech, and Signature TVI, collectively, the “Borrowers”); and BRANCH BANKING AND TRUST COMPANY, a North Carolina banking corporation (the “Lender”).

RECITALS

A. The Borrowers and the Lender entered into a Financing and Security Agreement dated October 31, 2006 (as amended, restated, modified, substituted, extended, and renewed from time to time, the “Financing Agreement”). The Financing Agreement provides for some of the agreements between the Borrowers and the Lender with respect to the “Loans” (as defined in the Financing Agreement), including (i) a revolving credit facility in the maximum principal amount of $25,000,000 and (ii) an acquisition line of credit in the maximum principal amount of $10,000,000 to be used by the Borrowers for the Permitted Uses described in the Financing Agreement.

B. The Borrowers have requested that the Lender amend the definition of “Borrowing Base” to allow temporarily for additional advances under the Revolving Loan.

C. The Lender is willing to agree to the Borrowers’ request on the condition, among others, that this Agreement be executed.

AGREEMENTS

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, receipt of which is hereby acknowledged, the Borrowers, jointly and severally, and the Lender agree as follows:

1.        The Borrowers and the Lender agree that the Recitals above are a part of this Agreement. Unless otherwise expressly defined in this Agreement, terms defined in the Financing Agreement shall have the same meaning under this Agreement.

2.        Each Borrower represents and warrants to the Lender as follows:

(a) Each Borrower (a) is a corporation duly organized, existing and in good standing under the laws of the jurisdiction of its incorporation stated in the Perfection Certificate and is organized in no other jurisdiction, (b) has the corporate power to own its property and to carry on its business as now being conducted, and (c) is duly qualified to do business and is in good standing in each jurisdiction in which the character of the properties owned by it therein or in which the transaction of its business makes such qualification necessary.

(b) Each Borrower has the power and authority to execute and deliver this Agreement and perform its obligations hereunder and has taken all necessary and appropriate corporate action to authorize the execution, delivery and performance of this Agreement.

(c) The Financing Agreement, as amended by this Agreement, and each of the other Financing Documents remains in full force and effect, and each constitutes the valid and legally binding obligation of the Borrower, enforceable in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and secured parties, and general principles of equity regardless of whether applied in a proceeding in equity or at law.

(d) No Event of Default and no event which, with notice, lapse of time or both would constitute an Event of Default, has occurred and is continuing under the Financing Agreement or the other Financing Documents which has not been waived in writing by the Lender.

(e) The execution, delivery and performance of the terms of this Agreement will not conflict with, violate or be prevented by (i) the Borrower’s charter or bylaws, (ii) any existing mortgage, indenture, contract or agreement binding on the Borrower or affecting its property, or (iii) any Laws.

3.        Section 2.1.3(a) of the Financing Agreement is hereby amended in its entirety to read as follows:

(a)        As used in this Agreement, the term “Borrowing Base” means at any time, an amount equal to the aggregate of (i) eighty-five percent (85%) of the amount of Eligible Receivables plus (ii) the lesser of (A) fifty-five percent (55%) of the amount of Eligible Inventory or (B) Six Million Dollars ($6,000,000), subject to the adjustments provided in this Section 2.1, plus (iii) (A) sixty-five percent (65%) of the amount of Eligible Fixed Assets through and including the first anniversary date, and (B) fifty-five percent (55%) of the amount of Eligible Fixed Assets, thereafter, plus (iv) only for period commencing on May 25, 2007 through and including June 25, 2007, $2,300,000.

4.        Section 2.4.1(c) and Section 2.4.1(d) of the Financing Agreement are hereby amended in their entirety to read as follows:

(c)        The Applicable Margin (i) for LIBOR Loans under the Revolving Credit Facility and for LIBOR Loans evidenced by the Acquisition Line Revolving Note shall be 300 basis points per annum, (ii) for Letter of Credit Fees, shall be 300 basis points per annum, and (iii) for the Revolving Credit Unused Line Fee shall be 30 basis points per annum.

(d)        Reserved.

5.        The Borrowers and the Lenders acknowledge and agree that in the computation of the Borrowing Base (a) to the extent it meets the other requirements for Eligible Fixed Assets, TVI’s equipment used for demonstration of its TVI’s Inventory shall be included among Eligible Fixed Assets, and (b) to the extent the Lender has determined from time to time, in the exercise of its reasonable judgment, that TVI’s investment account with Morgan Stanley is subject to a control agreement in favor of the Lender and contains funds that are immediately available to the Lender for application to the Revolving Loan or, following an Event of Default, to the other Obligations, the amount of those funds shall be included in the Borrowing Base. In addition, the Borrowers and the Lender acknowledge and agree that a Reserve in the amount of aggregate of all advances outstanding under the Acquisition Line Facility evidenced by the Acquisition Line Revolving Note has been established by the Lender pursuant to Section 2.1.2 of the Financing Agreement and that Reserve shall continue, provided, however, that such Reserve shall not be duplicative of any reduction of the amounts available under Revolving Loans on account of advances under Section 2.2.

6.        The Borrowers agree that the Borrowers’ chief executive officer, chief financial officer and other senior management will meet with the Lender’s officers on or before June 8, 2007, at which meeting the Borrower shall present to the Lender a comprehensive business plan (including detailed cash flow projections) describing the steps that the Borrowers intend to take to restore the Borrowers’ profitability and to assure the Borrowers’ future compliance with the financial covenants and other terms of the Financing Agreement.

7.        At the time this Agreement is executed and delivered, the Borrowers shall deliver to the Lender incumbency certificates with respect to the Borrowers’ Responsible Officers.

8.        The Borrowers hereby issue, ratify and confirm the representations, warranties and covenants contained in the Financing Agreement, as amended hereby. The Borrowers agree that this Agreement is not intended to and shall not cause a novation with respect to any or all of the Obligations.

9.        The Borrowers acknowledge and warrant that the Lender has acted in good faith and has conducted in a commercially reasonable manner its relationships with the Borrowers in connection with this Agreement and generally in connection with the Financing Agreement and the Obligations, the Borrowers hereby waiving and releasing any claims to the contrary.

10.        The Borrowers shall pay at the time this Agreement is executed and delivered all fees, commissions, costs, charges, taxes and other expenses incurred by the Lender and its counsel in connection with this Agreement, including, but not limited to, reasonable fees and expenses of the Lender’s counsel and all recording fees, taxes and charges.

11.        This Agreement and the rights and obligations of the parties hereunder shall be governed by and interpreted in accordance with the Laws of Maryland.

12.        This Agreement is one of the Financing Documents. This Agreement may be executed in any number of duplicate originals or counterparts, each of such duplicate originals or counterparts shall be deemed to be an original and taken together shall constitute but one and the same instrument. The parties agree that their respective signatures may be delivered by fax or other electronic means acceptable to the Lender. Any party who chooses to deliver its signature by fax agrees or such other electronic means to provide a counterpart of this Agreement with its inked signature promptly to each other party.

Signatures begin on the following page.

The rest of this page is intentionally left blank.

BORROWERS’ SIGNATURE PAGE TO

FIRST AMENDMENT TO FINANCING AND SECURITY AGREEMENT

(Page 1 of 2 Signature Pages)

IN WITNESS WHEREOF, each of the parties hereto have executed and delivered this Agreement under their respective seals as of the day and year first written above.

ATTEST:	TVI CORPORATION

/s/ Sean R. Hunt	By:	/s/ Harley A. Hughes (Seal)
Sean R. Hunt Secretary		Harley A. Hughes Interim President and Chief Executive Officer

ATTEST:	CAPA MANUFACTURING CORP.

/s/ Sean R. Hunt	By:	/s/ Harley A. Hughes (Seal)
Sean R. Hunt Secretary		Harley A. Hughes, President

ATTEST:	SAFETY TECH INTERNATIONAL, INC.

/s/ Sean R. Hunt	By:	/s/ Harley A. Hughes (Seal)
Sean R. Hunt Secretary		Harley A. Hughes, President

ATTEST:	SIGNATURE SPECIAL EVENT SERVICES, INC

/s/ Sean R. Hunt	By:	/s/ Harley A. Hughes (Seal)
Sean R. Hunt Secretary		Harley A. Hughes, President

LENDER’S SIGNATURE PAGE TO

FIRST AMENDMENT TO FINANCING AND SECURITY AGREEMENT

(Page 2 of 2 Signature Pages)

IN WITNESS WHEREOF, each of the parties hereto have executed and delivered this Agreement under their respective seals as of the day and year first written above.

WITNESS:	BRANCH BANKING AND TRUST COMPANY

	By:	/s/ Jun H. Nemitz (Seal)
Jun H. Nemitz, Senior Vice President